Exhibit 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350 AS
ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT

In connection with the Quarterly Report of Card Activation Technologies Inc. (the "Company") on Form 10-Q for the period ending December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Kite, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 17, 2011	By:	/s/ Robert Kite
Robert Kite
Chairman, President and Chief Executive Officer (Principle Executive Officer and Principal Financial Officer)